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                       SECURITIES AND EXCHANGE COMMISSION

                            WASHINGTON, D.C, 20549

                             --------------------


                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported):              October 18, 1995




                           FINOVA CAPITAL CORPORATION
             (Exact name of registrant as specified in its charter)


         DELAWARE                   1-7543                        94-1278569
________________________________________________________________________________
(State or Other Jurisdiction     (Commission                (I.R.S. Employer
       of Incorporation)          File Number)           Identification No.)

1850 NORTH CENTRAL AVENUE, PHOENIX, ARIZONA                       85004-2209
________________________________________________________________________________
(Address of principal executive offices)                          (Zip Code)

Registrant's telephone number, including area code:             602/207-6900
                                                   _____________________________

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Item 5.  Other Events.

         FINOVA Capital Corporation (formerly known as Greyhound Financial Corporation) today announced revenues, net income and selected financial data and ratios for the third quarter ended September 30, 1995 (unaudited).

Item 7.  Financial Statements and Exhibits.

         (c)     Exhibits:

                      Exhibits                      Title
                      --------      -------------------------------------------
                         28         Press Release of FINOVA Capital Corporation
                                    dated October 18, 1995

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                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                         FINOVA CAPITAL CORPORATION

                                                 (Registrant)

Dated:  October 18, 1995                  By /s/ Bruno A. Marszowski
                                          __________________________
                                                Bruno A. Marszowski,
                                               Senior Vice President,
                                              Chief Financial Officer
                                            Principal Financial Officer/
                                                Authorized Officer

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